EXHIBIT INDEX

EXHIBIT 1     Joint Filing Agreement

EXHIBIT 2     Power of Attorney granted by Victoria Eckert

EXHIBIT 3     Power of Attorney granted by Gordon A. Uehling, Jr.

EXHIBIT 4     Power of Attorney granted by Robert E. Zoellner


EXHIBIT 1

                              JOINT FILING AGREEMENT

     In accordance with Rule 13d-1(f) under the Securities and Exchange Act of 1934, as amended, the parties named below agree to the joint filing on behalf of each of them of a Statement on Schedule 13D, and amendments thereto, with respect to the securities of the company named below:

DATED: APRIL 21, 2006

COMPANY: THE SPORTS AUTHORITY, INC.

SECURITIES: COMMON STOCK, PAR VALUE $.01 PER SHARE


                              PARTIES


                              /S/TODD MASON
                              ---------------------------------
                              ECKERT CORPORATION,
                              On its own behalf,
                              and as the General Partner of
                              ALPINE ASSOCIATES, A LIMITED PARTNERSHIP,
                              ALPINE PARTNERS, L.P.,
                              and ALPINE ASSOCIATES II, L.P.
                              By Todd Mason,
                              Vice President


                              /S/TODD MASON
                              ---------------------------------
                              PALISADES PARTNERS, L.P.
                              By Todd Mason,
                              Managing Director


                              /S/TODD MASON
                              ---------------------------------
                              ALPINE ASSOCIATES OFFSHORE FUND LTD.
                              By Todd Mason,
                              Vice President


                              /S/TODD MASON
                              ---------------------------------
                              ALPINE ASSOCIATES OFFSHORE FUND II LTD.
                              Todd Mason,
                              Vice President






                              /S/TODD MASON
                              ---------------------------------
                              ARBITRAGE & TRADING MANAGEMENT COMPANY
                              By Todd Mason,
                              Chief Compliance Officer


                              /S/TODD MASON
                              ---------------------------------
                              Todd Mason,
                              As attorney-in-fact for each of
                              Victoria Eckert, Gordon A. Uehling, Jr.
                              and Robert E. Zoellner.



EXHIBIT 2

                              POWER OF ATTORNEY

	The undersigned hereby appoints Todd Mason, Thomas Kennedy and Frank Fiorello, or any of them, her true and lawful attorney-in-fact and agent to execute and file with the Securities and Exchange Commission any Schedule 13D, Schedule 13G, any amendments thereto and any related documentation which may be required to be filed in her individual capacity as a result of the undersigneds beneficial ownership of, or participation in a group with respect to, securities directly or indirectly beneficially owned by Eckert Corporation or any of its affiliates, and granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing which she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. The authority of Todd Mason, Thomas Kennedy and Frank Fiorello, or any of them, under this Power of Attorney shall continue with respect to the undersigned until the undersigned is no longer required to file Schedule 13Ds or Schedule 13Gs unless revoked earlier in writing.

Date:	November 22, 2005



                                         /S/ VICTORIA ECKERT
                                         Victoria Eckert


EXHIBIT 3

                              POWER OF ATTORNEY

	The undersigned hereby appoints Todd Mason, Thomas Kennedy, Frank Fiorello, or any of them, his true and lawful attorney-in-fact and agent to execute and file with the Securities and Exchange Commission any Schedule 13D, Schedule 13G, any amendments thereto and any related documentation which may be required to be filed in his individual capacity as a result of the undersigneds beneficial ownership of, or participation in a group with respect to, securities directly or indirectly beneficially owned by Palisades Partners, L. P. or any of its affiliates, and granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing which he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. The authority of Todd Mason, Thomas Kennedy, Frank Fiorello, or any of them, under this Power of Attorney shall continue with respect to the undersigned until the undersigned is no longer required to file Schedule 13Ds or Schedule 13Gs unless revoked earlier in writing.

Date:	November 22, 2005



                                         /S/ GORDON A. UEHLING, JR.
                                         Gordon A. Uehling, Jr.

EXHIBIT 4

                              POWER OF ATTORNEY

	The undersigned hereby appoints Todd Mason, Thomas Kennedy, Frank Fiorello, or any of them, his true and lawful attorney-in-fact and agent to execute and file with the Securities and Exchange Commission any Schedule 13D, Schedule 13G, any amendments thereto and any related documentation which may be required to be filed in his individual capacity as a result of the undersigneds beneficial ownership of, or participation in a group with respect to, securities directly or indirectly beneficially owned by Arbitrage & Trading Management Company or any of its affiliates, and granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing which he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. The authority of Todd Mason, Thomas Kennedy, Frank Fiorello, or any of them, under this Power of Attorney shall continue with respect to the undersigned until the undersigned is no longer required to file Schedule 13Ds or Schedule 13Gs unless revoked earlier in writing.

Date:	November 22, 2005



                                         /S/ ROBERT E. ZOELLNER
                                         Robert E. Zoellner